Second Quarter 2022 NASDAQ: FRST Exhibit 99.2

This presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including our outlook and long-term goals for future growth and new offerings and services; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; statements regarding the effects of the ongoing COVID-19 pandemic and related variants on our business and financial results and conditions; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company’s ability to implement its various strategic and growth initiatives, including its recently established Panacea Financial and Life Premium Finance Divisions, new digital bank and V1BE fulfillment service and recent acquisition of SeaTrust; competitive pressures among financial institutions increasing significantly; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices; changes in management’s plans for the future; credit risk associated with our lending activities; changes in interest rates, inflation, loan demand, real estate values, or competition, as well as labor shortages and supply chain disruptions; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; the ongoing impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for credit losses; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward-Looking Statements 2

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Primis uses non-GAAP financial measures to analyze its performance. The measures entitled pre-tax pre-provision operating earnings from continuing operations; pre-tax pre-provision operating return on average assets from continuing operations; operating earnings per share from continuing operations –diluted; tangible common equity; tangible common equity to tangible assets; tangible book value per share; and net interest margin excluding PPP loans are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP items table. Management believes that these non-GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis. Non-GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP Measure 3

A pioneering bank, committed to imagining a faster and more convenient way to serve you. WELCOME TO PRIMIS Corp. Headquarters: McLean, VA Bank Headquarters: Glen Allen, VA Branches: 34 Ticker (NASDAQ): FRST Valuation Market Capitalization: $327 million Price / Book Value per Share 0.82x Price / Tangible Book Value: 1.13x Price / 2022 Estimated EPS(3): 14.62x Price / 2023 Estimated EPS(3): 11.67x Dividend Yield(4): 3.01% 4 Pricing as of July 27, 2022. Financial data as of or for the three months ended June 30, 2022. (1) See reconciliation of Non-GAAP financial measures on slide 23. (2) Results from continuing operations (3) Mean analyst estimates per S&P Global. (4) Assumes $0.40 annualized dividend.

High Performing Community Bank 5 V1BE adoption/utilization accelerating with transactions up 31% in Q2 Impressive core market loan growth with 19.8% annualized loan growth in Q2(2) 6 branches consolidated in Q2’22, 2 branches consolidating in Q3’22 Deposits per Branch (1) Pro forma for 2 branch closures expected in the third quarter (2) Excludes PPP, Panacea, Life Premium Finance balances and loans held for sale Map Source: S&P Global. 1,268 Downloads of the V1BE App ~$33 Million Amt. of Deposit Accts Utilizing V1BE 59% % of V1BE Users that are SMBs V1BE Update V1BE Coverage ~50 Minutes Average Fulfillment Time 244,699 Total Minutes Saved by Customers 2,015 Q2 Transactions $78,906 $74,522 $67,156 $69,080 $68,465 $65,502 Q2'22 PF Q2'22 Q1'22 Q4'21 Q3'21 Q2'21 $78,906 $74,522 $67,156 $69,080 $68,465 $65,502 Q2'22 PF Q2'22 Q1'22 Q4'21 Q3'21 Q2'21

Digital Bank Update 6 Initial consumer launch – July 25, 2022 Business launch anticipated late Q3 Initial products include consumer and business deposit accounts with novel features Significant debit card rewards Free overdraft Embedded V1BE functionality Build out small-business offerings, including lending Leverage platform to power BaaS offering Incorporate blockchain-powered payments through our participation in the USDF Consortium Initial Launch Up Next

7 $61.4 million growth in loan balances in Q2 Q2’22 originations of $69.4 million Now banking >2,000 doctor households across all 50 states Opened 481 new checking and savings accounts in Q2’22 0.0% net charge offs in Q2’22 10 national and state association partnerships Increasing 2022 loan growth guidance to $175-$200 mil. Panacea Financial Update Q2’22 Update Q2’22 Loan Composition ($143 million) Consumer Applications Credit Quality 760 Weighted Average FICO1 $269,923 Average Annual Salary2 3.58x Weighted Average Business DSC3 2.59x Weighted Average Global DSC3 Consumer and Commercial Divisions In-Practice Consumer Portfolio Commercial Division 415 587 870 954 1,654 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 27.7% 20.6% 51.7% PRN Student Refi Commercial 415 587 870 954 1,654 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 27.7% 20.6% 51.7% PRN Student Refi Commercial

4 8 Life Insurance Premium Finance Update Key Portfolio Metrics Key Performance Metrics Average Actual Primis Processing Time is ~5 Days Placement Ratio Carrier Approvals Top-Tier Partners Facilitators 72% 24 29 4 Portfolio is over secured by discounted collateral 8.8MM SECURED 27 ORIGINATION CYCLE TIME SUBMISSIONS 337% 483% Q2 Loan Balance Growth and Deal Growth Respectively $413 Million Projected Balance at Maturity $99.7 million Loan Balances (Net of Fees)

Second Quarter Results

Net income from continuing operations of $5.0 million or $0.20 per basic and diluted share Adjusted net income from continuing operations of $6.0 million(1) or $0.25 per basic share and $0.24 per diluted share Gross loans, excluding PPP balances and HFS, grew approx. 42% annualized with solid contribution from across the organization Total deposits essentially flat linked-quarter at $2.68 billion while mix continues to improve Non-interest bearing demand deposits at 24.3% of deposits versus 19.1% a year ago Time deposits declined to 12.3% of total deposits Net interest income, excluding PPP fees, of $24.6 million in Q2’22 versus $20.0 million in Q2’21 Reported net interest margin and net interest margin, excluding the effects of PPP, of 3.33% and 3.35%, respectively, versus 2.96% and 2.96%, respectively, in the first quarter Pre-tax, pre-provision ROAA and pre-tax, pre-provision operating ROAA(1) of 0.83% and 1.00%, respectively, compared to 0.75% and 0.77%, respectively, in the first quarter Highest pre-tax, pre-provision operating ROAA, excluding PPP fee income, since Q3 ‘20 Successfully completed the acquisition of Primis Mortgage Company (previously SeaTrust) New digital bank is now live! (1) Results for continuing operations. See reconciliation of Non-GAAP financial measures on slide 23. Second Quarter Highlights 10

Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 23. Balance Sheet Trends 11 $2,629 $2,394 $2,340 $2,315 $2,286 $2,683 $2,686 $2,763 $2,807 $2,751 $3,237 $3,220 $3,407 $3,452 $3,395 9.27% 9.57% 9.26% 9.02% 9.12% Q2'22 Q1'22 Q4'21 Q3'21 Q2'21 Gross Loans Deposits Total assets TCE/TA(1)

Lines of Business Dollars in thousands. * Net interest income assumes business line funding requirements are provided by the Company at it's cost of funds plus 100 basis points. 12 Bank Panacea LPF Mortgage Q2 '22 Q1 '22 Chg Q2 '22 Q1 '22 Chg Q2 '22 Q1 '22 Chg Q2 '22 Q1 '22 Chg Net Interest Income * $ 23,341 $ 22,226 5.0% $ 905 $ 559 62.0% $ 294 $ 70 323.3% $ 65 $ - N/A Noninterest Income 2,029 2,090 (2.9%) 2 0 N/A 5 - N/A 593 - N/A Op. Non. Exp. (excl. res. unf.) 17,774 17,636 0.8% 799 844 (5.3%) (37) 132 N/A 759 - N/A PTPP Net Income $ 7,596 $ 6,680 13.7% $ 108 $ (285) N/A $ 337 $ (63) N/A $ (102) $ - N/A Gross Loans (inc.HFS) $ 2,368,601 $ 2,258,206 4.9% $ 142,670 $ 81,232 75.6% $ 99,675 $ 22,826 336.7% $ 16,096 $ - N/A Total Deposits 2,669,212 2,679,331 (0.4%) 10,778 6,913 55.9% 2,717 - - -

Dollars in millions. Loan Composition and Trends 13 Loan Trends and Yields Q2’22 Loan Composition (Ex. PPP) Robust loan growth of 10.5%, or 42% annualized, linked-quarter excluding PPP balances (30.8% annualized for 1H’22) Already exceeded loan growth expectations for 2022, excluding PPP balances, and expect growth to continue for the rest of the year at a similar pace as 1H’22 $2,611 $2,362 $2,263 $2,174 $2,052 $18 $31 $77 $140 $234 4.20% 4.25% 4.57% 4.53% 4.34% 4.23% 4.27% 4.33% 4.35% 4.46% Q2'22 Q1'22 Q4'21 Q3'21 Q2'21 Loans (Ex. PPP) PPP Gross Loans Yield on Loans Yield on Loans (Ex. PPP) CRE -OO16.6% CRE -NOO23.0% C&D4.5% Residential28.8% C&I17.2% Consumer6.9% Other3.0%

Classified loans and NPAs exclude guaranteed portion of SBA loans. Asset Quality 14 NPAs / Loans (Ex. PPP) + OREO NCOs / Average Loans Criticized & Classified Loans / Total Loans (Ex. PPP) Nonperforming loans increased $4.7 million in Q2, primarily due to one large residential property (<50% LTV) Classified assets remain at moderate levels while criticized assets increased in Q2 primarily due to one relationship OREO flat at $1.04 million in Q2 Net recoveries of $422K in Q2 1.93% 1.89% 1.72% 0.88% 0.94% 1.45% 1.15% 1.38% 2.20% 2.59% 3.38% 3.04% 3.09% 3.08% 3.54% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Substandard & Doubtful Special Mention Combined (0.10%) 0.34% (0.00%) (0.03%) (0.07%) Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 0.71% 0.75% 0.67% 0.64% 0.76% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22

Classified loans exclude guaranteed portion of SBA loans. Allowance for Credit Losses 15 ACL / Gross Loans (Ex. PPP) ACL / Classified Loans Provision for credit losses of $0.4 million in Q2 versus provision of $0.1 million in Q1 ACL coverage of gross loans declined to 1.16% from 1.24% in Q1 81.5% 71.1% 74.3% 139.4% 121.1% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 1.52% 1.40% 1.29% 1.24% 1.16% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22

Dollars in millions. (1) Core deposits exclude time deposits. Deposit Trends 16 Deposit Composition – Q2’22 Core Deposit Growth (1) Total deposits were essentially flat in Q2 versus Q1 while NIB increased to 24.3% of total deposits Focus remains on building customer relationships and continuing to grow core deposits Cost of Deposits: 35 bps Demand Deposits24.3% NOW Accounts25.2% Money Market Accounts29.9% Savings Accounts8.2% Time Deposits12.3% $852 $1,003 $1,502 $1,872 $1,700 $320 $339 $441 $530 $653 $1,172 $1,342 $1,943 $2,403 $2,354 0.93% 1.43% 0.92% 0.48% 0.35% 2018 2019 2020 2021 Q2'22 Interest Bearing Deposits Demand Cost of Deposits

Margin Progression Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 23 Net Interest Income and Net Interest Margin 17 Excluding PPP impacts, Q2’22 was the fifth consecutive quarter of increasing net interest income and fourth consecutive quarter of margin expansion as robust loan growth improves the Bank’s earning asset mix Expectation is for continued NII growth and for margin expansion at a slower pace in 2H’22 Net Interest Margin Trends $19,974 $20,544 $21,995 $22,546 $24,606 $1,826 $2,663 $2,246 $308 2.80% 2.87% 3.00% 2.96% 3.33% 2.77% 2.66% 2.79% 2.96% 3.35% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Net Interest Income (Ex. PPP) PPP Fee Income Net Interest Margin Net Interest Margin (Ex.PPP)

Q2 NIE, excluding unfunded commitment expense, impacted by the following: $401K merger-related expenses (up from $115K in Q1) Branch closure-related expenses of $901K Addition of Primis Mortgage expenses for June of $759K Excluding nonrecurring items and impact of mortgage, Q2 NIE was down slightly to $18.5 million versus $18.6 million in Q1 Panacea and Life Premium Finance profitable in Q2 on a direct pre-provision basis and after adjusting for assumed cost of funds 2 additional branches planned for consolidation in Q3’22 Increased operating leverage, particularly with lines of business, along with expense initiatives could drive efficiency ratio to low 60s by year end Efficiency Ratio Dollars in thousands. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 23. Non-Interest Expense and Efficiency Ratio 18 (1) Non-Interest Expense (Ex. Res. for Unfunded Com. Expense) $18,537 $18,612 $19,217 $17,030 $17,046 $1,302 $115 ($573) $759 $20,598 $18,727 $18,644 $17,030 $17,046 Q2'22 Q1'22 Q4'21 Q3'21 Q2'21 Adjusted Non-Interest Expense Nonrecurring Mortgage Ex. Merger Expense 75.0% 76.1% 68.2% 64.8% 71.0% 70.2% 75.7% 69.6% 64.8% 71.0% Q2'22 Q1'22 Q4'21 Q3'21 Q2'21 Efficiency Ratio Operating Efficiency

Dollars in millions. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 23. Profitability 19 Return on Average Assets Pre-Tax Pre-Provision Operating Earnings (1) Meaningful operating leverage in Q2’22 expected to continue PTPP Operating ROAA highest since Q3’20 excluding PPP fee income $7.94 $6.33 $7.91 $8.53 $7.17 1.00% 0.77% 0.91% 0.98% 0.86% Q2'22 Q1'22 Q4'21 Q3'21 Q2'21 PTPP Operating Earnings (2) PTPP Operating ROAA(2) 0.63% 0.55% 0.88% 0.72% 1.05% 0.76% 0.57% 0.83% 0.72% 1.05% Q2'22 Q1'22 Q4'21 Q3'21 Q2'21 ROAA Operating ROAA (2)

Tangible Book Value Per Share Diluted Earnings Per Share and Adjusted Diluted EPS (1) See reconciliation of Non-GAAP financial measures on slide 23. Per Share Results 20 (1) Tangible book value per share adversely impacted by $8.5 million change in unrealized mark-to-market adjustments on the Company’s available-for-sale securities portfolio $9.88 $11.09 $11.60 $12.43 $11.77 2018 2019 2020 2021 Q2'22 $1.42 $1.32 $0.61 $1.26 $0.19 $0.20 $1.42 $1.44 $0.68 $1.25 $0.19 $0.24 2018 2019 2020 2021 Q1'22 Q2'22 EPS Adjusted EPS

Talented management team and board committed to building long-term shareholder value Attractive multi-pronged strategy for growth beginning to pay dividends Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant valuation upside as strategic investments mature Summary 21

Appendix 22

Non-GAAP Reconciliation

Primis Financial Corp.
(Dollars in thousands, except per share data)

Reconciliation of Non-GAAP items:	For Three Months Ended: 2Q2022	1Q2022	4Q2021	3Q2021	2Q2021	For Six Months Ended: 2Q2022	2Q2021
Net income from continuing operations	$ 5,009	$ 4,593	$ 7,651	$ 6,211	$ 8,804	$ 9,602	$ 17,156
Non-GAAP adjustments to Net income from continuing operations:							
Management Restructure / Recruiting	-	-	-	-	-	-	200
Branch Closures/ Consolidations	901	-	-	-	-	901	-
Merger expenses	401	115	-	-	-	516	-
(Gain) on debt extinguishment	-	-	(573)	-	-	-	-
Income tax effect	(281)	(25)	124	-	-	(306)	(43)
Net income from continuing operations adjusted for nonrecurring income and expenses	$ 6,030	$ 4,683	$ 7,202	$ 6,211	$ 8,804	$ 10,713	$ 17,313
Net income from continuing operations	$ 5,009	$ 4,593	$ 7,651	$ 6,211	$ 8,804	$ 9,602	$ 17,156
Income tax expense	1,375	1,265	2,284	1,702	2,434	2,640	4,735
Provision for credit losses (incl. unfunded commitment expense)	254	359	(1,451)	615	(4,066)	353	(4,727)
Pre-tax pre-provision earnings from continuing operations	$ 6,638	$ 6,217	$ 8,484	$ 8,528	$ 7,172	$ 12,595	$ 17,164
Effect of adjustment for nonrecurring income and expenses	1,302	115	(573)	-	-	1,417	200
Pre-tax pre-provision operating earnings from continuing operations	$ 7,940	$ 6,332	$ 7,911	$ 8,528	$ 7,172	$ 14,012	$ 17,364
Return on average assets from continuing operations	0.63%	0.55%	0.88%	0.72%	1.05%	0.59%	1.06%
Effect of adjustment for nonrecurring income and expenses	0.13%	0.01%	(0.05%)	0.00%	0.00%	0.07%	0.01%
Operating return on average assets from continuing operations	0.76%	0.57%	0.83%	0.72%	1.05%	0.66%	1.07%
Return on average assets from continuing operations	0.63%	0.55%	0.88%	0.72%	1.05%	0.59%	1.06%
Effect of tax expense	0.17%	0.15%	0.26%	0.20%	0.29%	0.16%	0.29%
Effect of provision for credit losses	0.03%	0.04%	(0.17%)	0.07%	(0.49%)	0.02%	(0.29%)
Pre-tax pre-provision return on average assets from continuing operations	0.83%	0.75%	0.98%	0.98%	0.86%	0.78%	1.06%
Effect of adjustment for nonrecurring income and expenses	0.16%	0.01%	(0.07%)	0.00%	0.00%	0.09%	0.01%
Pre-tax pre-provision operating return on average assets from continuing operations	1.00%	0.77%	0.91%	0.98%	0.86%	0.86%	1.07%
Return on average equity from continuing operations	4.92%	4.49%	7.37%	6.01%	8.81%	4.71%	8.69%
Effect of adjustment for nonrecurring income and expenses	1.00%	0.09%	(0.43%)	0.00%	0.00%	0.54%	0.08%
Operating return on average equity from continuing operations	5.93%	4.58%	6.94%	6.01%	8.81%	5.25%	8.77%
Effect of goodwill and other intangible assets	2.15%	1.58%	2.42%	2.12%	3.22%	1.84%	3.24%
Operating return on average tangible equity from continuing operations	8.08%	6.16%	9.36%	8.12%	12.03%	7.09%	12.02%
Efficiency ratio from continuing operations	75.01%	76.11%	68.16%	64.80%	71.00%	75.54%	68.36%
Effect of adjustment for nonrecurring income and expenses	(4.78%)	(0.46%)	1.47%	0.00%	0.00%	(2.72%)	(0.39%)
Operating efficiency ratio from continuing operations	70.23%	75.65%	69.63%	64.80%	71.00%	72.82%	67.97%
Earnings per share from continuing operations - Basic	$ 0.20	$ 0.19	$ 0.31	$ 0.25	$ 0.36	$ 0.39	$ 0.71
Effect of adjustment for nonrecurring income and expenses	0.05	0.00	(0.02)	0.00	-	0.05	(0.00)
Operating earnings per share from continuing operations - Basic	$ 0.25	$ 0.19	$ 0.29	$ 0.25	$ 0.36	$ 0.44	$ 0.71
Earnings per share from continuing operations - Diluted	$ 0.20	$ 0.19	$ 0.31	$ 0.25	$ 0.36	$ 0.39	$ 0.70
Effect of adjustment for nonrecurring income and expenses	0.04	(0.00)	(0.02)	0.00	-	0.04	0.00
Operating earnings per share from continuing operations - Diluted	$ 0.24	$ 0.19	$ 0.29	$ 0.25	$ 0.36	$ 0.43	$ 0.70
Book value per share	$ 16.17	$ 16.42	$ 16.76	$ 16.63	$ 16.59	$ 16.17	$ 16.59
Effect of goodwill and other intangible assets	(4.40)	(4.31)	(4.34)	(4.35)	(4.37)	(4.40)	(4.36)
Tangible book value per share	$ 11.77	$ 12.11	$ 12.43	$ 12.28	$ 12.22	$ 11.77	$ 12.22
Stockholders' equity	$ 398,637	$ 404,195	$ 411,881	$ 408,629	$ 406,940	$ 398,637	$ 406,940
Less goodwill and other intangible assets	(108,524)	(106,075)	(106,416)	(106,757)	(107,098)	(108,524)	(107,098)
Tangible common equity	$ 290,113	$ 298,120	$ 305,465	$ 301,872	$ 299,842	$ 290,113	$ 299,842
Equity to assets	12.32%	12.55%	12.10%	11.84%	11.99%	12.32%	11.99%
Effect of goodwill and other intangible assets	(3.04%)	(2.98%)	(2.84%)	(2.81%)	(2.87%)	(3.04%)	(2.87%)
Tangible common equity to tangible assets	9.27%	9.57%	9.26%	9.02%	9.12%	9.27%	9.12%
Net interest margin	3.33%	2.96%	3.00%	2.87%	2.80%	3.14%	3.10%
Effect of adjustment for PPP associated balances*	0.02%	(0.00%)	(0.21%)	(0.21%)	(0.03%)	0.01%	(0.22%)
Net interest margin excluding PPP	3.35%	2.96%	2.79%	2.66%	2.77%	3.15%	2.88%

*Net interest margin excluding the effect of PPP loans assumes a funding cost of 35 bps on average PPP balances in all applicable periods.

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